UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 1, 2017 (July 28, 2017)

Mallinckrodt public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Lotus Park, The Causeway, Staines-Upon-Thames,

Surrey TW18 3AG, United Kingdom

(Address of principal executive offices)

+44 017 8463 6700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 28, 2017, certain wholly owned subsidiaries of Mallinckrodt plc (“Mallinckrodt” or the “Company”) entered into a $250,000,000 accounts receivable securitization facility pursuant to (i) an Amended and Restated Note Purchase Agreement (the “Note Purchase Agreement”), among Mallinckrodt Securitization S.à r.l., a wholly owned special purpose subsidiary of the Company (the “SPV”), the persons from time to time party thereto as purchasers (the “Purchasers”), PNC Bank, National Association, as administrative agent (the “Administrative Agent”), and Mallinckrodt LLC, a wholly owned subsidiary of the Company, as initial servicer (in such capacity, together with its successors and assigns in such capacity, the “Servicer”), (ii) an Amended and Restated Purchase and Sale Agreement (the “Purchase and Sale Agreement”), among certain wholly owned subsidiaries of the Company (each, an “Originator”), the Servicer and the SPV and (iii) separate Sale Agreements (together, the “Sale Agreements” and, with the Note Purchase Agreement and the Purchase and Sale Agreement, the “Agreements”), between Mallinckrodt LLC and each of Mallinckrodt Hospital Products, Inc., Mallinckrodt APAP LLC, INO Therapeutics LLC, Mallinckrodt ARD Inc., Therakos, Inc. and SpecGX LLC, each of which is a wholly owned subsidiary of the Company (each, a “Sub-Originator”). The Agreements amend and restate the corresponding agreements entered into by subsidiaries of the Company in connection with the existing accounts receivable securitization facility.

Under the Purchase and Sale Agreement, each Originator will sell, on an ongoing basis, accounts receivable, certain related assets and the right to the collections on those accounts receivable to the SPV. Under each Sale Agreement, the relevant Sub-Originator will sell accounts receivable, certain related assets and the right to collections on those accounts receivable to Mallinckrodt LLC, which in turn will sell such assets to the SPV under the Purchase and Sale Agreement. The servicing, administration and collection of the accounts receivable will be conducted by the Servicer. Under the terms of the Note Purchase Agreement, the SPV may, from time to time, obtain up to $250,000,000 from the Purchasers through the sale of notes secured by its interest in such receivables, related assets and collections. The size of the accounts receivable securitization facility may be increased from time to time, upon request by the SPV and with the consent of the Purchasers and the Administrative Agent, up to a maximum of $300,000,000. Advances under the Note Purchase Agreement will be repaid as accounts receivable are collected, with new amounts being advanced as new accounts receivable are originated by the Originators and sold to the SPV. The accounts receivable securitization facility has a term of three years.

Loans under the accounts receivable securitization facility bear interest (including facility fees) at a rate equal to LIBOR plus 0.90%. Unused commitments on the accounts receivable securitization facility are subject to an annual commitment fee of 0.40%.

The Note Purchase Agreement contains various customary representations and warranties and affirmative and negative covenants, and also contains customary default, indemnification and termination provisions, which provide for acceleration of amounts owed under the Note Purchase Agreement upon the occurrence of certain specified events. The Purchase and Sale Agreement also contains various customary representations and warranties and affirmative and negative covenants and provides for customary indemnification, remedial and indemnification provisions.

Mallinckrodt International Finance S.A., a wholly owned subsidiary of the Company (“MIFSA”), has provided to the Administrative Agent (for the benefit of the Administrative Agent and the Purchasers) a customary Performance Guaranty (the “Guaranty”) with respect to the obligations of Mallinckrodt LLC, the Servicer and each Originator under each agreement in connection with the accounts receivable securitization facility to which such entities are party.

The foregoing descriptions of the Agreements and the Guaranty are qualified in their entirety by reference to the Note Purchase Agreement, the Purchase and Sale Agreement, the form of the Sale Agreements and the Guaranty, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided pursuant to Item 1.01 with respect to MIFSA’s guaranty of the obligations of Mallinckrodt LLC, the Originators and the Servicer under the Purchase and Sale Agreement is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1	Amended and Restated Note Purchase Agreement, dated as of July 28, 2017, among Mallinckrodt Securitization S.À R.L., the persons from time to time party thereto as purchasers, PNC Bank, National Association, as administrative agent, and Mallinckrodt LLC, as initial servicer

10.2	Amended and Restated Purchase and Sale Agreement, dated as of July 28, 2017, among the various entities party thereto from time to time as originators, Mallinckrodt LLC, as initial servicer, and Mallinckrodt Securitization S.À R.L., as buyer

10.3	Form of Sale Agreement, dated as of July 28, 2017, between Mallinckrodt LLC and each Sub-Originator

10.4	Performance Guaranty, dated as of July 28, 2014, by Mallinckrodt International Finance S.A. in favor of PNC Bank, National Association, as administrative agent (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed July 30, 2014)

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2017

MALLINCKRODT PUBLIC LIMITED COMPANY

By:	/s/ Stephanie D. Miller
	Name:	Stephanie D. Miller
	Title:	Vice President, Corporate Secretary & International Legal

EXHIBIT INDEX

Exhibit	Description

10.1	Amended and Restated Note Purchase Agreement, dated as of July 28, 2017, among Mallinckrodt Securitization S.À R.L., the persons from time to time party thereto as purchasers, PNC Bank, National Association, as administrative agent, and Mallinckrodt LLC, as initial servicer

10.2	Amended and Restated Purchase and Sale Agreement, dated as of July 28, 2017, among the various entities party thereto from time to time as originators, Mallinckrodt LLC, as initial servicer, and Mallinckrodt Securitization S.À R.L., as buyer

10.3	Form of Sale Agreement, dated as of July 28, 2017, between Mallinckrodt LLC and each Sub-Originator

10.4	Performance Guaranty, dated as of July 28, 2014, by Mallinckrodt International Finance S.A. in favor of PNC Bank, National Association, as administrative agent (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed July 30, 2014)